                                                                   Exhibit 10(a)



                        NOVACARE EMPLOYEE SERVICES, INC.
                             2621 VAN BUREN AVENUE
                              NORRISTOWN, PA 19403


                                 March 30, 1998


PNC Bank, National Association,
  as Agent
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Attn: Marcie Knittel, Vice President


          RE:  First Amendment to Credit Agreement (the "First Amendment")

Dear Marcie:

     We refer to that certain Credit Agreement, dated as of November 17, 1997, (the "Credit Agreement"), by and among NovaCare Employee Services, Inc. (the "Borrower"), the Guarantors party thereto, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

     The Borrower and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

     The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:


                                   AGREEMENT

     1.   Amendment of Credit Agreement

     The parties hereto do hereby modify and amend the Credit Agreement as follows:

          (a) Section 8.2.15 [Capital Expenditures] is hereby amended by deleting the dollar figure "$2,250,000" in the column "Maximum Permitted Capital Expenditures" for the fiscal year ending 6/30/98 and inserting in lieu thereof, the dollar figure "$2,900,000".

     2.   Conditions of Effectiveness.

     The effectiveness of this First Amendment is expressly conditioned upon
(i) the Agent's receipt of counterparts of this First Amendment duly executed by the Borrower, the Guarantors, and the Banks.

     This First Amendment shall be dated as of and shall be effective as of the date and year first above written which shall be the date of satisfaction of all conditions precedent to effectiveness as set forth in this Section 2.

     3.   Consent of Required Banks.

     Pursuant to Section 11.1 of the Credit Agreement, this First Amendment shall require the written consent of the Required Banks.

     4.   Full Force and Effect.

     Except as expressly modified and amended by this First Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

     5.   Costs, Expenses, Disbursements.

     The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this First Amendment which are payable by the Borrowers as provided in Section 10.5 of the Credit Agreement.

     6.   Counterparts.

     This First Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

     7.   Governing Law.

     This First Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                        [SIGNATURES BEGIN ON NEXT PAGE]


                                       2
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                   [SIGNATURE PAGE 1 OF 2 TO FIRST AMENDMENT]


     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.


                                    BORROWERS AND GUARANTORS:

                                    NOVACARE EMPLOYEE SERVICES, INC.

                                    By: /s/ THOMAS D. SCHUBERT
                                    ---------------------------
                                    Name: Thomas D. Schubert
                                    Title: CFO


                                    On behalf of each corporation
                                    listed on Exhibit A hereto

                                    By: /s/ THOMAS D. SCHUBERT
                                    ---------------------------
                                    Name: Thomas D. Schubert
                                    Title: CFO of each corporation
                                    listed on Exhibit A hereto


                                    On behalf of each corporation
                                    listed on Exhibit B hereto

                                    By: _________________________
                                    Name: _______________________
                                    Title: ______ of each corporation
                                    listed on Exhibit B hereto


                                    AGENT AND BANKS:

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Agent

                                    By: _________________________
                                    Name: _______________________
                                    Title: ______________________
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                   [SIGNATURE PAGE 1 OF 2 TO FIRST AMENDMENT]


     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.


                                    BORROWERS AND GUARANTORS:

                                    NOVACARE EMPLOYEE SERVICES, INC.

                                    By: _________________________
                                    Name: _______________________
                                    Title: ______________________


                                    On behalf of each corporation
                                    listed on Exhibit A hereto

                                    By: _________________________
                                    Name: _______________________
                                    Title: ______ of each corporation
                                    listed on Exhibit A hereto


                                    On behalf of each corporation
                                    listed on Exhibit B hereto

                                    By: /s/ ANDREW T. PANACCIONE
                                    -----------------------------
                                    Name: Andrew T. Panaccione
                                    Title: Secretary of each corporation
                                    listed on Exhibit B hereto


                                    AGENT AND BANKS:

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Agent

                                    By: _________________________
                                    Name: _______________________
                                    Title: ______________________

                   [SIGNATURE PAGE 1 OF 2 TO FIRST AMENDMENT]


     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.


                                    BORROWERS AND GUARANTORS:

                                    NOVACARE EMPLOYEE SERVICES, INC.

                                    By: ________________________
                                    Name: ______________________
                                    Title: _____________________


                                    On behalf of each corporation
                                    listed on Exhibit A hereto

                                    By: _________________________
                                    Name: _______________________
                                    Title: ______ of each corporation
                                    listed on Exhibit A hereto


                                    On behalf of each corporation
                                    listed on Exhibit B hereto

                                    By: _________________________
                                    Name: _______________________
                                    Title: ______ of each corporation
                                    listed on Exhibit B hereto


                                    AGENT AND BANKS:

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Agent

                                    By: /s/ JUSTIN J. FALGIONE
                                        -------------------------
                                    Name: Justin J. Falgione
                                    Title: Assistant Vice President

                   [SIGNATURE PAGE 2 OF 2 TO FIRST AMENDMENT]



                                   BANKS:


                                   AMSOUTH BANK

                                   By: /s/ DAVID A. SIMMONS
                                   -----------------------------
                                   Name: David A. Simmons
                                   Title: Senior Vice President
                                          ______________________


                                   BANK ONE, KENTUCKY, NA

                                   By: _________________________
                                   Name: _______________________
                                   Title: ______________________


                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                   By: _________________________
                                   Name: _______________________
                                   Title: ______________________

                   [SIGNATURE PAGE 2 OF 2 TO FIRST AMENDMENT]



                                   BANKS:


                                   AMSOUTH BANK

                                   By: _________________________
                                   Name: _______________________
                                   Title: ______________________


                                   BANK ONE, KENTUCKY, NA

                                   By: /s/ TODD D. MUNSON
                                       -------------------------
                                   Name: Todd D. Munson
                                   Title: Senior Vice President


                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                   By: _________________________
                                   Name: _______________________
                                   Title: ______________________

                   [SIGNATURE PAGE 2 OF 2 TO FIRST AMENDMENT]



                                   BANKS:


                                   AMSOUTH BANK

                                   By: _________________________
                                   Name: _______________________
                                   Title: ______________________


                                   BANK ONE, KENTUCKY, NA

                                   By: _________________________
                                   Name: _______________________
                                   Title: ______________________


                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                   By: /s/ RONALD K. RUEVE
                                       -------------------------
                                   Name: Ronald K. Rueve
                                   Title: Vice President

STATE OF GEORGIA

COUNTY OF FULTON



     On the 25th day of March, 1998 personally appeared Ronald K. Rueve as the Vice President of SunTrust Bank, Central Florida, National Association, and before me executed the attached First Amendment to Credit Agreement dated as of March 30, 1998 between NovaCare Employee Services, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                                           /s/ CHRISTINE B. ALFORD
                                           --------------------------
                                           Signature of Notary Public,
                                           State of Georgia


                                           Christine Alford
                                           --------------------------
                                           (Print, Type or Stamp Commissioned
                                           Name of Notary Public)
                                           Personally known XXX; OR Produced
                                           Identification ______________
Notary Public, DeKalb County, Georgia      Type of identification
My Commission Expires June 29, 2001        produced: ___________________
                                           _____________________________

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                                   EXHIBIT A




NovaCare Employee Services Resource One, Inc. (a Florida corporation)

NovaCare Employee Services of Orlando, Inc. (a Florida corporation)

Professional Insurance Planners of Florida, Inc. (a Florida corporation)

NovaCare Administrative Employee Services of New York, Inc. (a New York corporation)

NovaCare Employee Services Northeast, Inc. (a New York corporation)

NovaCare Employee Services of Boston, Inc. (a Delaware corporation)

NovaCare Employee Services of New York, Inc. (a New York corporation)

Staffing Technologies, Inc. (a New York corporation)

NovaCare Employee Services of America, Inc. (a Florida corporation)

Employee Benefits Management, Inc. (a Florida corporation)

Employee Services Inc. of North Carolina (a North Carolina corporation)

Employers' Risk Management, Inc. (a Florida corporation)

NovaCare Administrative Employee Services, Inc. (a Florida corporation)

NovaCare Employee Services Club Staff, Inc. (a Florida corporation)

NovaCare Employee Services Easy Staff, Inc. (a Florida corporation)

NovaCare Employee Services of Florida, Inc. (a Florida corporation)

Rx One, Inc. (a Florida corporation)

NovaCare Employee Services TPI, Inc. (a New York corporation)

ConsulTemps, Inc. (a Virginia corporation)

AmeriCare Employers Group, Inc. (an Arizona corporation)

Paralign Staffing Technologies, Inc. (an Arizona corporation)

NovaCare Employee Services, Inc., as general partner of NCES Partners (IND),
     LP (an Indiana limited partnership)

                                   EXHIBIT B



NCES Finance, Inc. (a Delaware corporation)

NCES Holdings, Inc. (a Delaware corporation)

NCES Licensing, Inc. (a Delaware corporation)